ADMA Biologics Announces Pricing of Follow-On Offering

RAMSEY, N.J. – November 9, 2017 – ADMA Biologics, Inc. (NASDAQ: ADMA) (“ADMA” or the “Company”), a vertically integrated commercial biopharmaceutical and specialty immunoglobulin company that develops, manufactures and markets specialty plasma-based biologics designed to treat Primary Immune Deficiency Disease (“PIDD”) and the prevention and treatment of certain infectious immunological diseases, today announced the pricing of an underwritten public offering of approximately 17.0 million shares of its common stock at a public offering price of $2.15 per share, representing gross proceeds of approximately $36.5 million. In addition, ADMA has granted the underwriters a 30-day option to purchase up to approximately 2.5 million additional shares of common stock to cover over-allotments, if any. The offering is expected to close on or about November 13, 2017, subject to customary closing conditions.

The Company intends to use the net proceeds from this offering for (i) the purchase of raw material inventory and the ramp-up of its manufacturing capabilities, (ii) continued remediation of the issues identified in the Warning Letter issued by the U.S. Food and Drug Administration (the “FDA”) to Biotest AG (“Biotest”) in November 2014 (the “Warning Letter”) related to the plasma fractionation facility located in Boca Raton, Florida acquired by the Company in June 2017 (the “Boca Facility”), and in the Complete Response Letter issued by the FDA to the Company in July 2016 (the “CRL”), (iii) capital expenditures for the Boca Facility, (iv) product launch and medical education campaigns, (v) the build-out of a third plasma collection facility, (vi) research and development activities for the Company’s plasma collection programs and specialty plasma products, and (vii) working capital needs and general corporate purposes. The proceeds received from the offering are also expected to enable the Company, by June 30, 2018, to: (a) successfully complete its internal quality management system overhaul, (b) obtain approval, through a Prior Approval Supplement from the FDA, for an optimized manufacturing process for the Company’s FDA-approved marketed biopharmaceutical product, Bivigam (“Bivigam”), (c) improve the FDA inspection classification relative to the Warning Letter, (d) obtain marketing clearance for the relaunch of Bivigam, and (e) refile the Company’s Biologics License Application for its positive phase 3 product pipeline candidate, RI-002.

Raymond James & Associates, Inc. is acting as the sole book-running manager and representative of the underwriters for the offering. Ladenburg Thalmann & Co. Inc. is acting as lead manager for the offering.

A registration statement on Form S-1 related to the public offering of the shares of common stock described above was filed with the Securities and Exchange Commission (the “SEC”) and was declared effective on November 8, 2017. A final prospectus related to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the final prospectus may also be obtained from Raymond James & Associates, Inc., Attention: Equity Syndicate, 880 Carillon Parkway, St. Petersburg, FL 33716, or by telephone at (800) 248-8863, or by e-mail at prospectus@raymondjames.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About ADMA Biologics, Inc. (ADMA)

ADMA is a vertically integrated commercial biopharmaceutical and specialty immunoglobulin company that develops, manufactures and markets specialty plasma-based biologics designed to treat Primary Immune Deficiency Disease (“PIDD”) and the prevention and treatment of certain infectious immunological diseases. ADMA's mission is to develop and commercialize plasma-derived, human immune globulins targeted to niche patient populations for the treatment and prevention of certain infectious immunological diseases. The target patient populations include immune-compromised individuals who suffer from an underlying immune deficiency disease, or who may be immune-compromised for medical reasons. ADMA has received U.S. Patents 9,107,906 and 9,714,283 related to certain aspects of its product candidate, RI-002. For more information, please visit www.admabiologics.com.

Forward-Looking Statements

This press release contains "forward-looking statements" pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," “project,” "intend," “forecast,” "target,” “anticipate,” “plan,” “planning,” “expect,” “believe,” “will," “is likely,” “will likely,” “should,” “could,” "would," "may," or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements include, without limitation, the anticipated benefits and synergies of our recent acquisition of certain assets from Biotest Pharmaceuticals Corporation (“BPC”) (the “BPC Transaction”), including optimization of the combined businesses, operations and products and services, including liquidity, debt repayment and capital return expectations, as well as the capitalization, resources and ownership structure of the combined company, the nature, strategy and focus of the combined company and the management and governance structure of the combined company, our plans to develop, manufacture, market, launch and expand our own commercial infrastructure and commercialize our current products and future products and the success of such efforts, the timing and ability to conduct further testing of RI-002 in humans if needed, the safety, efficacy and expected timing of, and our ability to, obtain and maintain regulatory approvals of our current products and product candidates, and the labeling or nature of any such approvals, the timeframe within which we may receive approval from the U.S. Food and Drug Administration (“FDA”), if at all, of our Biologics License Application ("BLA") for RI-002, our ability to address the outstanding issues in the FDA’s Complete Response Letter (“CRL”), as well as other deficiencies existing at the manufacturing facility we acquired in the BPC Transaction and the effect any adverse events on such manufacturing facility could have on us or our business, our ability to generate revenue, if any, from the potential commercialization of RI-002, if approved by the FDA, the achievement of or expected timing, progress and results of clinical development, clinical trials and potential regulatory approvals, our ability to resume the manufacturing of Bivigam® once the deficiencies identified in the CRL, and the warning letter issued by the FDA to BPC on November 25, 2014 with respect to the outstanding issues at the manufacturing facility in Boca Raton, Florida which we acquired from BPC in June 2017, have been resolved by us to the satisfaction of the FDA, as well as a positive review of the optimized manufacturing process under a Prior Approval Supplement by the FDA our dependence upon our third-party and related party customers and vendors and their compliance with regulatory bodies our ability to obtain adequate quantities of FDA-approved normal source plasma and Respiratory Syncytial Virus (“RSV”), high-titer plasma with proper specifications, our plans to increase our supplies of plasma, the potential indications for our product candidates, our ability to expand our plasma center network, regulatory processes, interpretations of final data, possible characteristics of RI-002, acceptability of any of our products as well as RI-002 for any purpose, by physicians, patients or payers, concurrence by the FDA with our conclusions and the satisfaction by us of its guidance, the likelihood and timing of FDA action with respect to any further filings by the Company, results of the clinical development, continuing demonstrations of safety, comparability of results of RI-002 to other comparably run Intravenous Immune Globulin ("IVIG") trials, improvements in clinical outcomes, the potential of RI-002 and Bivigam® to provide meaningful clinical improvement for patients living with Primary Immune Deficiency Disease ("PIDD"), our ability to market and promote Nabi-HB® in the competitive environment and to generate meaningful revenues, as well as to offer clinicians with an option for their immune compromised patients, market data and incidence of infection, potential clinical trial initiations, potential investigational new product applications, BLAs, expansion plans, our intellectual property position, including our expectations of the scope of patent protection with respect to RI-002, or other future pipeline product candidates, the achievement of clinical and regulatory milestones, our manufacturing capabilities, third-party contractor capabilities and strategy, our plans relating to manufacturing, supply and other collaborative agreements, our estimates regarding expenses, capital requirements and needs for additional financing, possible or likely reimbursement levels for our currently marketed products and if any, if and when RI-002 is approved for marketing, estimates regarding market size, projected growth and sales for our existing products as well as our expectations of market acceptance of RI-002, future economic conditions and performance, expectations for future capital requirements, commercialization efforts relating to our product candidates and the runway and limitation of our available cash and our ability to identify alternative sources of cash or the enforceability of our patent or its effectiveness in providing protection for any of our product candidates. Such forward-looking statements are also subject to many risks and uncertainties, including without limitation, risks as to whether final and secondary data will be accepted as encouraging, positive or will otherwise lead to an effective or approved product, whether we will be able to demonstrate efficacy or gain necessary approvals to market and commercialize any product, whether the FDA will accept our data, continue to recognize its previously reported guidance, grant a license, or approve RI-002 for marketing, whether we will meet or achieve any of our clinical, regulatory or other milestones, whether we will develop any new products or expand existing ones, whether we will receive FDA approval of any future plasma centers, whether there may be changes in regional and worldwide supply and demand for source plasma, whether we will be able to attract sufficient donors and operate any new facilities effectively or profitably, whether we can sell our plasma in the marketplace at prices that will lead to adequate amounts of revenue, whether we will be able to sustain the listing of our common stock on the NASDAQ Capital Market, whether we will meet any timing targets we express, and other risks and uncertainties as identified below. Forward-looking statements are subject to many risks and uncertainties that could cause our actual results and the timing of certain events to differ materially from any future results expressed or implied by the forward-looking statements, including those risks and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including our most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto. Therefore, current and prospective security holders are cautioned that there also can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by ADMA or any other person that the objectives and plans of ADMA will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, ADMA does not undertake any obligation to update any forward-looking statements or to announce revisions to any of the forward-looking statements.

CONTACT: Brian Lenz

Vice President and Chief Financial Officer |201-478-5552 | www.admabiologics.com

INVESTOR RELATIONS CONTACT: Jeremy Feffer

Managing Director, LifeSci Advisors, LLC | 917-749-1494 |